UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2022

Aerie Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36152	20-3109565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4301 Emperor Boulevard, Suite 400

Durham, North Carolina 27703

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (919) 237-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AERI	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On August 22, 2022, Aerie Pharmaceuticals, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Alcon Research, LLC, a Delaware limited liability company (“Parent”), and Lyon Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides, among other things, and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

The board of directors of the Company (the “Company Board”) has unanimously (i) approved, adopted and declared advisable the Merger Agreement and the Merger and the consummation by the Company of the transactions contemplated thereby, including the Merger (the “Transactions”), (ii) authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions, (iii) determined that the Transactions, are fair to and in the best interests of the Company and its stockholders, (iv) directed that a proposal to adopt the Merger Agreement be submitted to a vote at a meeting of the Company’s stockholders and (v) recommended that the Company’s stockholders vote for the adoption and approval of the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), and by virtue of the Merger, each share of common stock, par value $0.001 per share, of the Company (the “Shares”) then outstanding (other than Shares held (i) by the Company (or held in the Company’s treasury) or (ii) by Parent, Merger Sub or any direct or indirect wholly owned Subsidiary (as defined in the Merger Agreement) of Parent or the Company, which, in each case, will be cancelled and retired and will cease to exist) will be converted into the right to receive $15.25 per Share in cash (the “Merger Consideration”), without interest and subject to any withholding of taxes.

If the Merger is consummated, the Shares will be delisted from The Nasdaq Global Market and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at or after the Effective Time.

Treatment of Company Equity Compensation

The Merger Agreement provides that, prior to the Effective Time, the Company may, in its discretion, accelerate the exercisability of any outstanding option to purchase Shares of the Company (a “Company Option”) or stock appreciation rights (a “Company SAR”). At the Effective Time:

(i)

each Company Option or Company SAR, as applicable, that is then outstanding and unexercised that has a per Share exercise price or strike price per Share, that is less than the Merger Consideration (an “In the Money Option” and an “In the Money SAR”, respectively) will be cancelled and the holder thereof will be entitled to receive a cash payment equal to (i) the excess, if any, of (A) the Merger Consideration over (B) the exercise price payable per Share under such In the Money Option or In the Money SAR, as applicable, multiplied by (ii) the total number of Shares subject to such In the Money Option or In the Money SAR, as applicable, immediately prior to the Effective Time (without regard to vesting);

(ii)	each Company Option or Company SAR that is not an In the Money Option nor an In the Money SAR, as applicable, will be cancelled without any consideration;

(iii)

each then outstanding Share of Company Restricted Stock that vests solely on the passage of time, whether or not vested, will be cancelled and the holder thereof will be entitled to receive a cash payment equal to the Merger Consideration with respect to each Share of time-vested Company Restricted Stock, whether or not vested, held by such holder (without regard to vesting);

(iv)

each then outstanding Share of Company Restricted Stock that vests based on achievement of strategic performance metrics (the “Strategic PSAs”), whether or not vested, will be cancelled and the holder thereof will be entitled to receive a cash payment equal to (i) the product of (A) the target number of Shares of Strategic PSAs granted to the holder, multiplied by (B) 100% (such product, the “Earned Strategic PSAs”), multiplied by (ii) the Merger Consideration (without regard to vesting). Promptly following the Effective Time, Parent will calculate the cumulative shareholder return through the closing date of the Merger (the “Relative TSR Performance”) for each of the Company and each member of the comparator group companies as set forth in terms of the award agreement for each then outstanding Share of Company Restricted Stock that vests based on achievement of a relative total shareholder return metric (the “rTSR PSAs”), and will pay the holders of the rTSR PSAs in accordance with the Relative TSR Performance and the terms of each rTSR PSA; and

(v)

each then outstanding Company restricted stock unit (“Company RSU”), whether or not vested, will be cancelled and the holder thereof will be entitled to receive a cash payment equal to the product of (i) the Merger Consideration and (ii) the total number of Shares subject to such Company RSU (without regard to vesting).

Conditions Precedent to the Merger

The consummation of the Merger (the “Closing”) is subject to certain conditions, including, but not limited to, (i) the approval and adoption of the Merger Agreement and the Merger by a majority of the outstanding Shares of the Company voting to approve and adopt the Merger Agreement and the Merger at the stockholder meeting (the “Company Stockholder Approval”), (ii) the absence of any temporary restraining order, preliminary or permanent injunction or final judgment, or law, regulation, or order promulgated, enacted, issued or deemed applicable to the Merger, by any governmental entity in any jurisdiction in which Parent or the Company has material business operations that prohibits or otherwise makes illegal the consummation of the Merger and (iii) the expiration or termination of any waiting period (or any extension thereof) applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder. The parties expect the transaction to close following the receipt of all required regulatory and antitrust approvals and the satisfaction or waiver of the other Closing conditions.

Non-Solicitation

During the period from the date of the Merger Agreement until the earlier of the Effective Time (as defined in the Merger Agreement) and the termination of the Merger Agreement in accordance with the Merger Agreement, the Company has agreed not to (i) directly or indirectly solicit, initiate or knowingly facilitate or encourage (including by way of furnishing non-public information) any inquiries regarding, or the making of any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal (as defined in the Merger Agreement), (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any non-public information in connection with, or for the purpose of knowingly encouraging, or facilitating, an Acquisition Proposal, or (iii) enter into any letter of intent, acquisition agreement, agreement in principle or similar agreement with respect to an Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal. Notwithstanding these restrictions, the Company may under certain circumstances provide, pursuant to an acceptable confidentiality agreement, engage in or otherwise participate in discussions or negotiations with third parties with respect to a bona fide Acquisition Proposal that the Company Board has determined in good faith, after consultation with its financial advisors and outside legal counsel, could reasonably be expected to lead to a Superior Offer (as defined in the Merger Agreement).

Termination and Fees

The Merger Agreement contains customary termination rights for each the Company and Parent, including, among others, (a) if the consummation of the Merger does not occur on or before May 22, 2023 (the “End Date”), (b) if the Company Stockholder Approval is not obtained following the meeting of the Company’s stockholders for purposes of obtaining such Company Stockholder Approval and (c) subject to certain conditions, (i) by Parent if the Company Board makes an adverse recommendation change with respect to the Merger or (ii) by the Company if the Company wishes to terminate the Merger Agreement to enter into a definitive agreement with respect to a Superior Offer (as defined by the Merger Agreement). The Company and Parent may also terminate the Merger Agreement by mutual written consent.

The Company is required to pay Parent a termination fee of $27.0 million in cash upon termination of the Merger Agreement under specified circumstances, including, among others, the termination by Parent in the event of an adverse recommendation change by the Company Board or the termination by the Company to enter into an agreement in connection with a Superior Offer. The Merger Agreement also provides that a Parent termination fee of $65.0 million will be payable by Parent to the Company under specified circumstances based on the inability to satisfy certain conditions to closing related to the HSR Act or any other Antitrust Law (each as defined in the Merger Agreement). The Merger Agreement also provides that, in certain circumstances, either party may seek to compel the other party to specifically perform its obligations under the Merger Agreement.

Other Terms of the Merger Agreement

The Merger Agreement includes representations, warranties and covenants of the parties customary for a transaction of this nature. From the date of the Merger Agreement until the earlier of the Effective Time and the termination of the Merger Agreement, the Company has agreed, subject to certain exceptions, (i) to use commercially reasonable efforts to conduct its business, in all material respects, in the ordinary course, (ii) to convene and hold a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval and, subject to certain customary exceptions, for the Company Board to recommend that the stockholders adopt the Merger Agreement and (iii) to certain other customary operating covenants, as set forth more fully in the Merger Agreement.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated by reference herein.

The Merger Agreement and the foregoing description of such agreement have been included to provide investors and stockholders with information regarding the terms of such agreement. The representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules delivered by the Company to Parent and Merger Sub in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties to the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts and circumstances of the Company, Parent or Merger Sub, as applicable, at the time they were made and investors should consider the information in the Merger Agreement in conjunction with the entirety of the factual disclosure about the Company or Parent and/or Merger Sub, as applicable, in their respective public reports filed with the Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Parent’s public disclosures, as applicable.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Agreement and Plan of Merger, dated as of August 22, 2022, by and among the Company, Parent and Merger Sub.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request.

Cautionary Statement Regarding Forward-Looking Statements

This communication and any documents referred to in this communication contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Parent and the Company, including, but not limited to, statements regarding the expected benefits of the proposed transaction and the anticipated timing of the proposed transaction, strategies, objectives and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “predict,” “target,” “contemplate,” “potential,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “could,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of the Company and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of the Company or Parent and potential difficulties in the Company employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from the Company’s ongoing business operations, and (vii) the outcome of any legal proceedings that may be instituted against Parent or against the Company related to the Merger Agreement or the proposed transaction. The risks and uncertainties may be amplified by economic, market, business or geopolitical conditions or competition, or changes in such conditions, negatively affecting the Company’s business, operations and financial performance. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business as described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed or otherwise made available to the Company’s stockholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov or on the Company’s website at www.investors.aeriepharma.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Company stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of the Company directors and executive officers in the transaction, which may be different than those of the Company stockholders generally, by reading the definitive proxy statement that will be filed with the SEC relating to the transaction. Additional information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 26, 2022. These documents are available free of charge at the SEC’s website at www.sec.gov and on Company’s website at www.investors.aeriepharma.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERIE PHARMACEUTICALS, INC.

Date: August 23, 2022	By:	/s/ Peter Lang
	Name:	Peter Lang
	Title:	Chief Financial Officer